As filed with the Securities and Exchange Commission on October 7, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

(a)	Change of Role of Principal Executive Officer

On October 1, 2013, Paul R. Garcia, Chairman and Chief Executive Officer of the Company, notified the Company of his decision to retire as the Chief Executive Officer but to remain as an executive officer of the Company and Chairman of the Board of Directors. In his role as Chairman, Mr. Garcia will continue to serve as the Chairman of the Board of Directors while also providing ongoing support to the Company’s strategic planning and business development processes through the end of the Company’s 2014 fiscal year, which is May 31, 2014. In connection with the change, the Compensation Committee of the Board amended Mr. Garcia’s employment agreement to reflect the change from Chief Executive Officer to Chairman. The Compensation Committee also amended his Key Position Agreement to modify the minimum notice period required thereunder. Mr. Garcia provided the written notice required by the amended Key Position Agreement on October 1, 2013.

(b)	Appointment of New Principal Executive Officer

On October 1, 2013, the Board appointed Jeffrey S. Sloan as the President and Chief Executive Officer of the Company and amended his employment agreement accordingly. Mr. Sloan, 46, has served as President of the Company since June 2010. Prior thereto, he was a partner with the Goldman Sachs Group, Inc. Biographical information about Mr. Sloan is set forth on page 18 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 27, 2013 and incorporated herein by reference.

In connection with his promotion to Chief Executive Officer, the Compensation Committee of the Board approved an increase in Mr. Sloan’s annual base salary from $618,000 to $800,000 which shall be effective as of October 1, 2013. Effective as of the date of his appointment, the Board also approved an increase in his target annual cash bonus opportunity from 100% to 125% of his base salary, which, when pro-rated for the 2014 fiscal year, results in an increase in his target opportunity from $618,000 to $872,667.

Further, on October 1, 2013, the Compensation Committee of the Board approved an additional long term incentive grant to Mr. Sloan with a target grant date value of $2,182,948. One hundred percent of the long term incentive grant was in the form of performance-based restricted stock units, with 60% of the long term incentive value allocated to performance shares based on financial targets and 40% allocated to performance shares based on total shareholder return relative to the companies making up the S & P 500. The number of units issued in connection with the additional grant will depend upon the closing price of the Company’s stock on October 1, 2013.

There are no family relationships between Mr. Sloan and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Mr. Sloan that are reportable pursuant to Item 404(a) of Regulation S-K.

In connection with the solicitation of proxies for Global Payments Inc.’s Annual Meeting of Shareholders (the “2013 Annual Meeting”), on September 27, 2013, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement concerning the proposals to be presented at the 2013 Annual Meeting (the “Proxy Materials”). The Company mailed the Proxy Materials to shareholders of record as of September 13, 2013. Investors and shareholders are able to obtain free copies of the Proxy Materials and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Proxy Materials and other documents filed by the Company with the SEC by contacting Global Payments Investor Relations at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328-3473, Attention: Investor Relations, or by calling 770 829-8298.

globalpayments

IMPORTANT ANNUAL MEETING INFORMATION

000004

C 1234567890

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Vote by Internet

- Go to **www.envisionreports.com/GPN**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Global Payments Inc. Annual Shareholder Meeting to be Held on November 20, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/GPN

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/GPN** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 11, 2013 to facilitate timely delivery. You will not otherwise receive a paper or email copy.

1 7 2 7 5 6

01P9AD

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/GPN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Global Payments Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 11, 2013. Directions to the 2013 annual meeting. Using GA 400 North, take exit 5B (Sandy Springs) and drive west on Abernathy Road about one block. Turn right on Glenlake Parkway. 10 Glenlake Parkway is the first drive on the left. (The North Tower is the building to your right upon entering the circular drive). Using GA 400 South, exit 5 Abernathy Road and follow instructions above. Directions to the Global Payments Inc. Annual Meeting . Shareholder Meeting Notice Global Payments Inc.’s Annual Meeting of Shareholders will be held on November 20, 2013 at 10 Glenlake Parkway, North Tower, Atlanta, Georgia 30328, at 9:00 a.m. Atlanta Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 through 3. 1. The Nominees for Election of Class I Directors – 01 - Ruth Ann Marshall*, 02 - John M. Partridge* * Each to serve until the 2016 Annual Meeting of Shareholders, or until their respective successors are elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death. 2. To approve, on an advisory basis, the compensation of our named executive officers. 3. To ratify the reappointment of Deloitte & Touche LLP as the Company’s independent public accountants. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01P9AD